EXHIBIT 10.46

                                    AGREEMENT

          This Agreement, which shall become effective as of the 22nd day of May, 2000, is entered into by and between Talk.com Holding Corp. ("Talk.com") a Pennsylvania corporation on behalf of itself, and BellSouth Telecommunications, Inc., ("BellSouth"), a Georgia corporation, on behalf of itself and its successors and assigns.

          WHEREAS, the Telecommunications Act of 1996 (the "Act") was signed into law on February 8, 1996; and

          WHEREAS, section 252(i) of the Act requires BellSouth to make available any interconnection, service, or network element provided under an agreement approved by the appropriate state regulatory body to any other requesting telecommunications carrier upon the same terms and conditions as those provided in the agreement in its entirety; and

          WHEREAS, Talk.com has requested that BellSouth make available in its entirety the interconnection agreement executed between BellSouth and The Other Phone Company, Inc. d/b/a Access One Communications, Inc. ("Access One") dated February 17, 2000 for the state(s) of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina and Tennessee.

          NOW, THEREFORE, in consideration of the promises and mutual covenants of this Agreement, Talk.com and BellSouth hereby agree as follows:

          1. Talk.com and BellSouth shall adopt in its entirety the Access One Interconnection Agreement dated February 17, 2000 and any and all amendments to said agreement executed and approved by the appropriate state regulatory commission as of the date of the execution of this Agreement. The Access One Interconnection Agreement and all amendments are attached hereto as Exhibit 1 and incorporated herein by this reference. The adoption of this agreement with amendment(s) consists of the following:

                      ITEM                                             NO. PAGES
             Adoption Papers                                               3
             Title Page                                                    1
             Table of Contents                                             1
             General Terms and Conditions                                  22
             Attachment 1                                                  40
             Attachment 2                                                  127
             Attachment 3                                                  38
             Attachment 4                                                  66
             Attachment 5                                                  11
             Attachment 6                                                  6
             Attachment 7                                                  20
             Attachment 8                                                  2
             Attachment 9                                                  107
             Attachment 10                                                 10
             Attachment 11                                                 11
             Amendment to add NC ordered rates                             11
             TOTAL                                                         473

          2. In the event that Talk.com consists of two (2) or more separate entities as set forth in the preamble to this Agreement, all such entities shall be jointly and severally liable for the obligations of Talk.com under this Agreement.

          3. The term of this Agreement shall be from the effective date as set forth above and shall expire as set forth in section 2 of the Access One Interconnection Agreement. For the purposes of determining the expiration date of this Agreement pursuant to section 2 of the Access One Interconnection Agreement, the effective date shall be February 17, 2000.

          4. Talk.com shall accept and incorporate any amendments to the Access One Interconnection Agreement executed as a result of any final judicial, regulatory, or legislative action.

          5. Every notice, consent, approval, or other communications required or contemplated by this Agreement shall be in writing and shall be delivered in person or given by postage prepaid mail, address to:

                        BELLSOUTH TELECOMMUNICATIONS, INC.

                        CLEC Account Team
                        9th Floor
                        600 North 19th Street
                        Birmingham, Alabama 35203

                        and

                        General Attorney -COU
                        Suite 4300
                        675 W. Peachtree St.
                        Atlanta, GA 30375

                        TALK.COM HOLDING CORP.

                        Attn: Kevin Weltens
                        12020 Sunrise Valley Drive
                        Suite 250
                        Reston, VA 20191
                        Phone: 703-391-7534
                        FAX: 703-391-7525

or at such other address as the intended recipient previously shall have designated by written notice to the other Party. Where specifically required, notices shall be by certified or registered mail. Unless otherwise provided in this Agreement, notice by mail shall be effective on the date it is officially recorded as delivered by return receipt or equivalent, and in the absence of such record of delivery, it shall be presumed to have been delivered the fifth day, or next business day after the fifth day, after it was deposited in the mail.

IN WITNESS WHEREOF, the Parties have executed this Agreement through their authorized representatives.

BELLSOUTH TELECOMMUNICATIONS, INC.                   TALK.COM HOLDING CORP.

        /s/                                                  /s/
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Signature                                            Signature


     Jerry Hendrix                                        George Vinall
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Name                                                 Name


      Senior Director                                 EVP, Business Development
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Title                                                Title


       May 22, 2000                                          May 15, 2000
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Date                                                 Date